Exhibit 99.1

MONARCH FINANCIAL REPORTS RECORD 3RD QUARTER

PROFITABILITY AND CONTINUED ASSET GROWTH

Chesapeake, VA - Monarch Financial Holdings, Inc. (Nasdaq: MNRK), the bank holding company for Monarch Bank, reported the best third quarter profits in the company’s history, along with strong mortgage growth and good asset quality. Third quarter 2010 highlights are:

•	Record 3rd quarter net income of $1,511,726, up 31.1% from 2009

•	Net Interest margin expansion to 4.36%, up from 3.62% one year prior

•	Assets growth of $86 million, total assets reach $876 million

•	Deposit growth of $32 million

•	Non-performing assets at 1.23% of total assets

•	Closed $504 million in mortgage loans

Net income was $1,511,726 for the third quarter of 2010, up 31.1% from the same period in 2009, which was the company’s previous record quarter with $1,152,782 in net income. The quarterly annualized return on average equity (ROE) was 8.65%, and the annualized return on average assets (ROA) was 0.74%. Quarterly diluted earnings per share were $0.19, compared to $0.17 per share in the third quarter of 2009. For the first nine months of 2010 net income was a record $4,184,451 compared to $3,632,645 for the same period in 2009, a 15.2% increase. The nine month annualized return on average equity (ROE) was 8.14%, and the annualized return on average assets (ROA) was 0.75%.

“It is exciting to announce the seventh consecutive quarter for record profits at Monarch, especially with credit costs weighing so heavily on our true earnings potential. The economy remained sluggish and we continued to aggressively charge off poorly performing loans while building our loan loss reserves this quarter, growing our reserves by $1.7 million. Reduced funding costs coupled with a record quarter for Monarch Mortgage closings and profitability was critical to our success. Asset quality remains extremely favorable compared to other local and regional banks. It was again an excellent quarter for growth in earnings, net interest margin expansion, mortgage production, and deposit growth.” stated Brad E. Schwartz, Chief Executive Officer.

Total assets at September 30, 2010 grew to $876.2 million, up $85.8 million for the quarter and up $224.4 million or 34.4% from the same period in 2009. Record low interest rates, growth in our mortgage production capacity and the volume of refinanced mortgage loans were the primary drivers of our asset growth during the past two quarters. We anticipate total assets to decline in the fourth quarter as mortgage production typically slows at the end of the year. Total mortgage loans held for sale increased $88.3 million since the second quarter of 2010, and are up $166.6 million since the third quarter of 2009. Loans held for investment grew $39.0 million, up 7.5% from the same period in 2009. Deposits increased $31.5 million since the second quarter of 2010, and have grown 25.0% or $134.9 million from the same period in 2009. To support this strong asset growth our dedicated mortgage line of credit with the Federal Home Loan Bank of Atlanta grew to $111.3 million, while only $1.5 million was outstanding on the Bank’s lines of credit with the FHLB and other banks.

“Our Monarch and OBX Bank teams delivered another fine quarter for deposit and loan production. While loans held for investment show limited net dollar growth over the previous quarter, loan demand and production remained strong and more than offset loan payments and pay downs. We see great opportunity to handle the banking needs of the many business clients who are disenchanted with the larger bank’s pullback in our markets” stated Neal Crawford, President of Monarch Bank.

The company continues to experience significantly better asset quality performance than its local, state, and national peer group. Non-performing assets equaled 1.23% of total assets, up from 1.03% at the end of the second quarter but down from 1.34% one year prior. Non-performing assets were $10.8 million, comprised of $1.0 million in loans 90 days or more past due and still accruing interest, $7.5 million in non-accrual loans and $2.3 million in other real estate owned. The Company was aggressive in recognizing losses and disposing of non-performing assets during the quarter, with net charge-offs of $1.3 million and $3.0 million expensed to further build the allowance for loan losses. The allowance for loan losses represents 1.83% of total loans held for investment, up from 1.55% in the second quarter of 2010.

Average equity to average assets was 8.56% during the third quarter of 2010, compared to 10.18% one year prior. Total risk-based capital to risk weighted assets equaled 12.55%, significantly higher than what is required to meet the highest rating of “Well Capitalized” by federal banking regulators. In September 2010 Monarch was once again awarded the 5-Star “Superior” rating by Bauer Financial, an independent third-party bank ratings agency that rates banks on safety and soundness. In December 2009 Monarch fully repaid $14.7 million in the U.S. Treasury’s CPP/TARP program and issued $20 million in new convertible preferred stock.

Net interest income increased 49.6% or $2.7 million during the third quarter of 2010 compared to the same quarter in 2009 due to earning asset growth and reduced funding costs. The net interest margin improved to 4.36% compared to 3.62% in 2009, and was up from 4.14% in the second quarter of 2010.

Non-interest income grew 94.6% from the same period in 2009, fueled by record quarterly mortgage production and margins. Monarch Mortgage and their related mortgage companies closed $504 million in mortgage loans during the quarter, compared to $265 million during the same quarter of 2009. Year to date the mortgage group originated over $1.7 billion in new loan applications and closed over $1.0 billion in mortgage loans. Monarch Mortgage is focused on the retail A-paper mortgage market and does not participate in the sub-prime or wholesale mortgage markets. Non-interest expense grew 76.9%, with the majority of the increase related to mortgage production-based variable expenses including mortgage commissions, salary and benefits, and mortgage loan expense.

Monarch Financial Holdings, Inc. is the one-bank holding company for Monarch Bank. Monarch Bank is a community bank with nine banking offices in Chesapeake, Virginia Beach, and Norfolk, Virginia. OBX Bank, a division of Monarch Bank, operates offices in Kitty Hawk and Nags Head, North Carolina. Services are also provided through over fifty ATMs located in the South Hampton Roads area and the Outer Banks of North Carolina, and “Monarch Online” consumer and business internet banking (monarchbank.com). Monarch Mortgage and our affiliated mortgage companies have over twenty offices with locations in Virginia, North Carolina, Maryland, and South Carolina. Our subsidiaries/ divisions include Monarch Bank, OBX Bank, Monarch Mortgage (secondary mortgage origination), Coastal Home Mortgage, LLC (secondary mortgage origination), Regional Home Mortgage, LLC (secondary mortgage origination), Monarch Home Funding, LLC (secondary mortgage origination), Monarch Investments (investment and insurance solutions), Real Estate Security Agency, LLC (title agency) and Monarch Capital, LLC (commercial mortgage brokerage). The shares of common stock of Monarch Financial Holdings, Inc. are publicly traded on the Nasdaq Capital Market under the symbol “MNRK”, and shares of our convertible preferred stock are publicly traded on the Nasdaq Capital Market under the symbol “MNRKP”.

This press release may contain “forward-looking statements,” within the meaning of federal securities laws that involve significant risks and uncertainties. Statements herein are based on certain assumptions and analyses by the Company and are factors it believes are appropriate in the circumstances. Actual results could differ materially from those contained in or implied by such statements for a variety of reasons including, but not limited to: changes in interest rates; changes in accounting principles, policies, or guidelines; significant changes in the economic scenario: significant changes in regulatory requirements; and significant changes in securities markets. Consequently, all forward-looking statements made herein are qualified by these cautionary statements and the cautionary language in the Company’s most recent Form 10-K and 10-Q reports and other documents filed with the Securities and Exchange Commission. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

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Contact:	Brad E. Schwartz – (757) 389-5111, www.monarchbank.com
Date:	October 27, 2010

Consolidated Balance Sheets

Monarch Financial Holdings, Inc. and Subsidiaries

(In thousands)

Unaudited

	September
	2010	2009
ASSETS:
Cash and due from banks	$14,327	$14,004
Interest bearing bank balances	6,561	4,407
Federal funds sold	3,730	7,749

Investment securities:
Securities available for sale	7,898	5,762
Securities held to maturity	—	500

Total investment securities	7,898	6,262

Loans held for sale	237,803	71,232

Loans held for investment, net of unearned income	561,355	522,333
Less: allowance for loan losses	(10,246)	(9,550)

Net loans	551,109	512,783

Bank premises and equipment	18,865	8,253
Restricted equity securities	8,704	7,017
Bank owned life insurance	7,265	6,981
Goodwill	775	775
Intangible assets	685	863
Accrued interest receivable and other assets	18,447	11,448

Total assets	$876,169	$651,774

LIABILITIES:
Demand deposits—non-interest bearing	$95,831	$84,389
Demand deposits—interest bearing	29,932	19,171
Money market deposits	231,370	139,115
Savings deposits	21,753	27,684
Time deposits	296,145	269,732

Total deposits	675,031	540,091

FHLB borrowings	111,320	33,082
Trust preferred subordinated debt	10,000	10,000
Accrued interest payable and other liabilities	9,288	5,452

Total liabilities	805,639	588,625

STOCKHOLDERS’ EQUITY:
Preferred stock, $5 par value, 1,185,300 shares authorized; none issued	—	—
Noncumulative perpetual preferred stock, series B, liquidation value of $20.0 million, $5 par value; 800,000 shares authorized, issued and outstanding	4,000	—
Cumulative perpetual preferred stock, series A, liquidation value of $14.7 million, no par value; 14,700 shares authorized, issued and outstanding	—	14,511
Common stock, $5 par, 20,000,000 shares authorized; issued - 5,904,139 shares outstanding at September 30, 2010 and 5,792,914 shares outstanding at September 30, 2009	29,521	28,965
Capital in excess of par value	22,381	8,230
Retained earnings	14,963	11,603
Accumulated other comprehensive loss	(456)	(263)

Total Monarch Financial Holdings, Inc. stockholders’ equity	70,409	63,046
Noncontrolling interest	121	103

Total equity	70,530	63,149

Total liabilities and stockholders’ equity	$876,169	$651,774

Consolidated Statements of Income

Monarch Financial Holdings, Inc. and Subsidiaries

Unaudited

	Three Months Ended		Nine Months Ended
	September 30		September 30
	2010	2009	2010	2009
INTEREST INCOME:
Interest on federal funds sold	$2,959	$6,728	$27,242	$9,987
Interest on other bank accounts	1,597	494	3,486	1,902
Dividends on restricted securities	30,054	41,705	77,306	80,553
Interest & dividends on investment securities	43,218	53,794	146,793	181,539
Interest and fees on loans	10,347,387	7,960,150	28,235,236	23,772,474

Total interest income	10,425,215	8,062,871	28,490,063	24,046,455

INTEREST EXPENSE:
Interest on deposits	1,827,209	2,184,747	5,592,156	7,149,718
Interest on trust preferred subordinated debt	124,200	56,158	369,900	205,216
Interest on other borrowings	191,086	285,887	616,847	864,998

Total interest expense	2,142,495	2,526,792	6,578,903	8,219,932

NET INTEREST INCOME	8,282,720	5,536,079	21,911,160	15,826,523
PROVISION FOR LOAN LOSSES	3,000,992	1,546,788	5,833,810	4,084,936

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	5,281,728	3,989,291	16,077,350	11,741,587

NON-INTEREST INCOME:
Service charges on deposit accounts	398,367	395,981	1,221,723	1,052,808
Mortgage banking income	16,468,250	7,975,961	35,168,266	23,902,036
Investment and insurance commissions	74,299	163,761	216,204	677,433
Other income	111,826	227,653	411,525	894,015

Total non-interest income	17,052,742	8,763,356	37,017,718	26,526,292

NON-INTEREST EXPENSE:
Salaries and employee benefits	5,519,261	4,032,250	14,466,549	11,524,369
Mortgage commissions	8,812,459	3,356,781	18,109,117	10,830,480
Occupancy and equipment	1,406,739	982,943	3,688,503	2,793,119
Loan Expense	1,606,203	1,033,829	4,082,853	2,540,723
Data processing	219,226	186,930	637,295	600,581
Other expenses	1,822,191	1,364,730	5,121,452	4,344,060

Total non-interest expense	19,386,079	10,957,463	46,105,769	32,633,332

INCOME BEFORE TAXES	2,948,391	1,795,184	6,989,299	5,634,547

Income tax provision	(1,341,006)	(619,870)	(2,660,037)	(1,833,770)

NET INCOME	1,607,385	1,175,314	4,329,262	3,800,777

Less: Net income attributable to noncontrolling interest	(95,659)	(22,532)	(144,811)	(168,132)

NET INCOME ATTRIBUTABLE TO MONARCH FINANCIAL HOLDINGS, INC	$1,511,726	$1,152,782	$4,184,451	$3,632,645

Preferred stock dividend and accretion of preferred stock discount	(390,000)	(197,766)	(1,170,000)	(586,807)

NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$1,121,726	$955,016	$3,014,451	$3,045,838

NET INCOME PER COMMON SHARE:
Basic	$0.20	$0.17	$0.53	$0.54
Diluted	$0.19	$0.17	$0.52	$0.53

Financial Highlights

Monarch Financial Holdings, Inc. and Subsidiaries

(Dollars in thousands, except per share data)	Three Months Ended September 30			Nine Months Ended September 30
	2010	2009	Change	2010	2009	Change
EARNINGS
Interest income	$10,425	$8,063	29.3%	$28,490	$24,046	18.5%
Interest expense	2,142	2,527	(15.2)	6,579	8,220	(20.0)
Net interest income	8,283	5,536	49.6	21,911	15,826	38.4
Provision for loan losses	3,001	1,547	94.0	5,834	4,085	42.8
Noninterest income	17,052	8,763	94.6	37,018	26,526	39.6
Noninterest expense	19,386	10,957	76.9	46,106	32,633	41.3
Pre-tax net income	2,948	1,795	64.2	6,989	5,634	24.1
Minority interest in net income	96	23	317.4	145	168	(13.7)
Income taxes	1,341	619	116.6	2,660	1,833	45.1
Net income	1,511	1,153	31.0	4,184	3,633	15.2

PER COMMON SHARE
Earnings per share - basic	$0.20	$0.17	17.6%	$0.53	$0.54	(1.9)%
Earnings per share - diluted	0.19	0.17	11.8	0.52	0.53	(1.9)
Book value				8.54	8.35	2.3
Tangible book value				8.29	8.06	2.9
Closing market price (adjusted)				8.42	7.45	13.0

FINANCIAL RATIOS
Return on average assets	0.74%	0.74%	0.0%	0.75%	0.75%	0.0%
Return on average stockholders’ equity	8.65	7.25	19.3	8.14	7.84	3.8
Net interest margin (FTE)	4.36	3.62	20.4	4.22	3.53	19.5
Non-interest revenue/Total revenue	62.1	52.1	19.2	56.5	52.5	7.6
Efficiency - Consolidated	76.3	76.3	0.0	78.0	76.8	1.6
Efficiency - Bank only	49.7	55.9	(11.1)	53.2	55.7	(4.5)
Average equity to average assets	8.56	10.18	(15.9)	9.17	9.62	(4.7)
Total risk based capital - Consolidated				12.55	13.94	(10.0)
Total risk based capital - Bank only				12.02	11.32	6.2

PERIOD END BALANCES
Total loans held for sale				$237,803	$71,232	233.8%
Total loans held for investment				561,355	522,333	7.5
Interest-earning assets				825,892	618,865	33.5
Assets				876,169	651,774	34.4
Total deposits				675,031	540,091	25.0
Other borrowings				121,320	43,082	181.6
Stockholders’ equity				70,409	63,046	11.7

AVERAGE BALANCES
Total loans held for investment	$553,548	$519,461	6.6%	$551,637	$512,639	7.6%
Interest-earning assets	764,469	617,094	23.9	705,052	612,983	15.0
Assets	810,141	619,701	30.7	749,161	644,363	16.3
Total deposits	644,738	514,189	25.4	598,831	506,890	18.1
Other borrowings	85,254	59,711	42.8	70,647	66,246	6.6
Stockholders’ equity	69,386	63,079	10.0	68,733	61,967	10.9

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$8,575	$9,030	(5.0)%	$9,300	$8,046	15.6%
Provision for loan losses	3,001	1,547	94.0	5,834	4,085	42.8
Charge-offs	1,391	1,050	32.5	5,139	2,662	93.1
Recoveries	61	23	165.2	251	81	209.9
Ending balance	10,246	9,550	7.3	10,246	9,550	7.3
Net charge-off loans to average loans	0.24	0.20	21.5	0.89	0.50	76.0

ASSET QUALITY RATIOS
Nonperforming assets to total assets				1.23%	1.34%	(11.0	)bp
Allowance for loan losses to total loans				1.83	1.83	(0.3	)bp
Allowance for loan losses to nonperforming loans				120.30	124.22	(3.2)%

COMPOSITION OF RISK ASSETS
Nonperforming loans:
90 days past due				$1,061	$837	26.8%
Nonaccrual & Restructured debt				7,456	6,851	8.8
OREO				2,263	1,077	110.1

Nonperforming assets				10,780	8,765	23.0%

bp - Change is measured as difference in basis points.